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                                                                  EXHIBIT 10.45

                                                    Note No.    0250012691


                             STANDARD FEDERAL BANK

                           THIRD AMENDED AND RESTATED

                                PROMISSORY NOTE
                                (Line of Credit)

$10,000,000.00
Sterling Heights , Michigan

Due Date:  March 31, 1997                              Dated:  June 22, 1995

     FOR VALUE RECEIVED, on the Due Date unless accelerated earlier as provided herein, the undersigned, jointly and severally (collectively, "Borrower"), promise to pay to the order of Standard Federal Bank, a federal savings bank ("Standard Federal"), at its office set forth below, or at such other place as Standard Federal may designate in writing, the principal sum of Ten Million and 00/100 Dollars ($10,000,000.00) or such lesser amount as may from time to time be outstanding by reason of having been advanced hereunder, plus interest as hereinafter provided on all amounts from time to time outstanding hereunder, all in lawful money of the United States of America.

         The principal outstanding under this Note from time to time shall bear interest ("Effective Interest Rate"), on a basis of a year of 360 days for the actual number of days amounts are outstanding hereunder, at a rate per annum equal to One-Half of One percent (0.50%) in excess of the Wall Street Journal Prime Rate. As used herein the phrase "Wall Street Journal Prime Rate" shall mean the "Prime Rate" published by the Wall Street Journal as the base rate on corporate loans posted by at least 75% of the nation's 30 largest banks as the same may be changed from time to time. If more than one Prime Rate is published, the highest rate published shall be deemed the Wall Street Journal Prime Rate. If the publishing of the Wall Street Journal Prime Rate is discontinued during the term hereof, then the Effective Interest Rate shall be based upon the index which is published by The Wall Street Journal in replacement thereof based on similar base rates on corporate loans or, if no such replacement index is published, the index which, in Standard Federal's sole determination, most nearly corresponds to the Wall Street Journal Prime Rate. If, in such event, Standard Federal selects an index which, in the Borrower's opinion, does not correspond to the Wall Street Journal Prime Rate, Borrower's sole remedy shall be to prepay this Note in full without penalty or premium. Until such prepayment has been received by Standard Federal, the index selected by Standard Federal shall apply for all purposes of this Note.

         It is understood and agreed by Borrower that the Effective Interest Rate shall be determined by reference to the "Wall Street
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Journal Prime Rate" and not by reference to the actual rate of interest charged by any particular bank to any particular borrower or borrowers and shall automatically increase or decrease when and to the extent that the Wall Street Journal Prime Rate shall have been increased or decreased.

         Accrued interest shall be payable on the first day of each month beginning on August 1, 1995.

         This Note is given as evidence of any and all indebtedness of the Borrower to Standard Federal arising as a result of advances or other credit which may be made under this Note from time to time in accordance with the provisions of a Loan Agreement, dated September 15, 1994, as amended by a First Amendment to Loan Agreement, dated February 16, 1995, and by a Second Amendment to Loan Agreement, dated May 5, 1995, and by a Third Amendment to Loan Agreement of even date herewith, by and between Standard Federal and the Borrower (the "Loan Agreement"). Any and all indebtedness may be repaid by the Borrower in whole or in part from time to time prior to the Due Date. Standard Federal shall, from time to time prior to the Due Date, make advances to Borrower hereunder upon request therefor by Borrower, provided that, upon giving effect to such advance: (a) no Event of Default (as hereinafter defined) and no event which with notice and/or the passage of time would become an Event of Default shall exist at the time the advance is to be made; (b) all representations and warranties of Borrower theretofore made are true and correct; (c) Standard Federal shall not have previously or concurrently declared all amounts owing hereunder to be immediately due and payable; (d) the amount requested shall not cause the total amount outstanding hereunder to exceed the Credit Limit, as defined in the Loan Agreement; and (e) all other requirements for the making of advances provided for in the Loan Agreement have been satisfied. The principal amount of indebtedness owing pursuant to this Note shall change from time to time, decreasing in an amount equal to any and all payments of principal made by the Borrower and increasing by an amount equal to any and all advances made by Standard Federal to the Borrower pursuant to the terms hereof, and the books and records of Standard Federal shall be conclusive evidence of the amount of principal and interest owing hereunder at any time. All payments made hereunder shall be applied first against costs and expenses required to be paid hereunder, then against accrued interest to the extent thereof and the balance shall be applied against the outstanding principal amount hereof.

         Nothing herein contained, nor any transaction relating thereto, or hereto, shall be construed or so operate as to require the Borrower to pay, or charge, interest at a greater rate than the maximum allowed by the applicable law relating to this Note. Should any interest, or other charges, charged, paid or payable by the Borrower in connection with this Note, or any other document delivered in connection herewith, result in the charging,





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compensation, payment or earning of interest in excess of the maximum allowed by applicable law, then any and all such excess shall be and the same is hereby waived by Standard Federal, and any and all such excess paid shall be automatically credited against and in reduction of the principal due under this Note. If Standard Federal shall reasonably determine that the Effective Interest Rate (together with all other charges or payments related hereto that may be deemed interest) stipulated under this Note is, or may be, usurious or otherwise limited by law, the unpaid balance of this Note, with accrued interest at the highest rate permitted to be charged by stipulation in writing between Standard Federal and Borrower, at the option of Standard Federal, shall immediately become due and payable.

         The Borrower represents and warrants that it is duly organized, validly existing and in good standing and is duly authorized to make and perform this Note, which constitutes its valid and binding legal obligation enforceable in accordance with its terms. All financial data furnished to Standard Federal in connection with this Note fairly present the financial condition of the Borrower and its subsidiaries, if any, as of the dates thereof and there has been no material adverse change in the condition (financial or otherwise) of the Borrower since such dates.

         An Event of Default shall be deemed to have occurred hereunder if any indebtedness of the Borrower to Standard Federal hereunder is not paid when due, regardless of whether such indebtedness has arisen pursuant to the terms of this Note, the Loan Agreement or any mortgage, security agreement, guaranty, instrument or other agreement executed in conjunction herewith, or if an Event of Default shall otherwise occur under the Loan Agreement.

         Upon the occurrence of any Event of Default, after the giving of any notice and the expiration of any grace, cure or notice period provided for in the Loan Agreement, if any, and if no such notice or grace, cure or notice period is so provided for in the Loan Agreement, then immediately, Standard Federal may declare the entire unpaid and outstanding principal balance hereunder and all accrued interest to be due and payable in full forthwith, without presentment, demand or notice of any kind and may exercise any one or more of the rights and remedies provided herein or in the Loan Agreement or in any mortgage, guaranty, security agreement or other document relating hereto or by applicable law. The remedies provided for hereunder are cumulative to the remedies for collection of the amounts owing hereunder as provided by law or by the Loan Agreement, or by any mortgage, guaranty, security agreement or other document relating hereto. Nothing herein is intended, nor should it be construed, to preclude Standard Federal from pursuing any other remedy for the recovery of any other sum to which Standard Federal may be or become entitled for breach of the terms of this Note or the Loan Agreement, or any mortgage, guaranty, security agreement or other instrument relating hereto.





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         Borrower agrees, in case of an Event of Default under the terms of this Note or under any loan agreement, security or other agreement executed in connection herewith, to pay all costs of Standard Federal for collection of the Note and all other liabilities of Borrower to Standard Federal and enforcement of rights hereunder, including reasonable attorney fees and legal expenses including participation in Bankruptcy proceedings. During any period(s) this
Note is in default, or after the Due Date, or after acceleration of maturity, the outstanding principal amount hereof shall bear interest at a rate equal to two percent (2.0%) per annum greater than the interest rate otherwise charged hereunder. If any required payment is not made within ten (10) days after the date it is due, then, at the option of Standard Federal, a late charge of not more than four cents ($.04) for each dollar of the payment so overdue may be charged. In addition to any other security interests granted to Standard Federal, Borrower hereby grants Standard Federal a security interest in all of Borrower's bank deposits, instruments, negotiable documents, and chattel paper which at any time are in the possession or control of Standard Federal. After the occurrence of an Event of Default hereunder, Standard Federal may hold and apply at any time its own indebtedness or liability to Borrower in payment of any indebtedness hereunder.

         Acceptance by Standard Federal of any payment in an amount less than the amount then due shall be deemed an acceptance on account only, and the failure to pay the entire amount then due shall be and continue to be an Event of Default. Upon any Event of Default, neither the failure of Standard Federal promptly to exercise its right to declare the outstanding principal and accrued unpaid interest hereunder to be immediately due and payable, nor the failure of Standard Federal to demand strict performance of any other obligation of the Borrower or any other person who may be liable hereunder shall constitute a waiver of any such rights, nor a waiver of such rights in connection with any future default on the part of the Borrower or any other person who may be liable hereunder.

         Borrower and all endorsers and guarantors hereof, hereby jointly and severally waive presentment for payment, demand, notice of non- payment, notice of protest or protest of this Note, diligence in collection or bringing suit, and hereby consent to any and all extensions of time, renewals, waivers, or modifications that may be granted by Standard Federal with respect to payment or any other provisions of this Note, and to the release of any collateral or any part thereof, with or without substitution. The liability of the Borrower shall be absolute and unconditional, without regard to the liability of any other party hereto.

         This Note is executed pursuant to the Loan Agreement, is secured by a Security Agreement, dated September 15, 1994, by a Security Agreement of even date herewith, and by two Open-End





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Commercial Mortgages and Assignments of Lease and Rentals, dated June 29, 1993, as amended September 15, 1994, February 6, 1995, February 16, 1995 and May 5, 1995 and as further amended of even date herewith, and is supported by a Guaranty executed by McClain Industries, Inc., a Michigan corporation, dated
May 5, 1995. Reference is hereby made to such documents for additional terms relating to the transaction giving rise to this Note, the security given for this Note and additional terms and conditions under which this Note matures, may be accelerated or prepaid.

         Advances hereunder may be requested by telephone, in writing or in any other manner acceptable to Standard Federal. Borrower understands and agrees that any telephone conversation with Standard Federal may be recorded for accuracy.

         WAIVER OF JURY TRIAL. THE BORROWER AND STANDARD FEDERAL, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT EITHER OF THEM MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS NOTE OR ANY RELATED INSTRUMENT OR AGREEMENT, OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY, OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF EITHER OF THEM. THIS WAIVER SHALL NOT IN ANY WAY AFFECT STANDARD FEDERAL'S ABILITY TO PURSUE REMEDIES PURSUANT TO ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED HEREIN OR IN ANY RELATED INSTRUMENT OR AGREEMENT. NEITHER THE BORROWER NOR STANDARD FEDERAL SHALL SEEK TO CONSOLIDATE, BY COUNTERCLAIM OR OTHERWISE, ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY EITHER THE BORROWER OR STANDARD FEDERAL EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY BOTH OF THEM.

         Confession of Judgment: The Borrower irrevocably authorizes any attorney-at-law to appear for the Borrower in any court of record in Crawford County, Ohio (which the Borrower acknowledges to be the place where this note was made), or any other state or jurisdiction wherein the Borrower may then reside, to (i) waive the issuing and service of process, (ii) confess judgment against the Borrower in favor of the holder of this Note for the amount then due, together with costs of suit, (iii) release all errors, and (iv) waive all rights of appeal. The Borrower consents to the jurisdiction and venue of that court.

         The undersigned has executed this Note in Galion, Ohio, as of the date and year first above written. This Note shall be governed by and construed in accordance with the law of the State of Ohio.

WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU





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MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE
ON THE CREDITOR'S PART TO COMPLY WITH ANY AGREEMENT WITH THE BORROWER, OR ANY OTHER CAUSE.

         Each of the undersigned Borrowers acknowledge, represent and agree that they will all be using the funds representing the proceeds of the loan evidenced hereby and that they will all be receiving a substantial portion of such funds. At the request of the undersigned Borrowers, Standard Federal has structured the credit facility evidenced by this Note in order to allow all of the undersigned Borrowers access to the facility, and each will derive a substantial benefit therefrom. The Borrowers hereby appoint Galion Holding Company as the disbursing agent for all of them to make requests for disbursements hereunder, to receive the proceeds of all advances hereunder and to disburse those proceeds to each of the undersigned as the undersigned may deem necessary or convenient.

Witnesses:                        BORROWER:

                                  GALION HOLDING COMPANY, a Michigan
                                       corporation


___________________________       By:________________________________
                                       E. James Zabinski
                                       Vice President/Treasurer

                                  Taxpayer Identification Number:
                                       38-3060196

                                  GALION SOLID WASTE EQUIPMENT, INC.,
                                       a Michigan corporation


___________________________       By:_______________________________
                                       E. James Zabinski
                                       Treasurer

                                  Taxpayer Identification Number:
                                  __________________________________

                                  GALION DUMP BODIES, INC., a Michigan
                                       corporation


___________________________       By:_______________________________
                                       Carl Jaworski
                                       Treasurer

                                  Taxpayer Identification Number:
                                  __________________________________





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                                  M.E.G. EQUIPMENT SALES OF FLORIDA,
                                       INC., a Florida corporation


___________________________       By:________________________________
                                       E. James Zabinski
                                       Treasurer

                                  Taxpayer Identification Number:
                                  59-3241829

                                  Address:  6200 Elmridge
                                  Sterling Heights, MI 48318


Standard Federal Bank, a
   federal savings bank
2600 West Big Beaver Road
Troy, Michigan 48084





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